PURCHASE AND SALE AGREEMENT
                               AND
                       ESCROW INSTRUCTIONS


DATE OF AGREEMENT:       May 20,




SELLER:                  ARAMARK Educational Resources, Inc.
                         dba Children's World Learning Centers,
                         a Delaware corporation

                              Address:  573 Park Point Drive
                                        Golden, CO  80401
                                        Attn.: John Rosen, Exec.VP

                              Telephone:     (303) 526-1600


PURCHASER:               AEI Fund Management, Inc. or assigns

                              Address:  1300 MN World Trade Center
                                        30 East Seventh Street
                                        St. Paul, MN  55101
                                        Atten: Robert P. Johnson, Pres.


                              Telephone:     651-227-7333


ESCROW AGENT:            Lawyers Title Insurance Corporation

                              Address:  3636 North Central Avenue
                                        Suite 350
                                        Phoenix, AZ 85012
                                        Attn.:  David Nowlin

                              Telephone:     602-287-3500
                              Facsimile:     602-263-0433

PROPERTIES:              Those  real properties, individually  or
                         collectively, listed below and described
                         on   EXHIBIT  "A",  together  with   all
                         improvements  thereon,   and   all   the
                         rights,   easements,  and  appurtenances
                         pertaining  thereto, including,  without
                         limitation,   any  right,   title,   and
                         interest of Seller in and to adjacent streets, alleys, or right of way.

PRICES: The purchase price of each property shall be as described on Exhibit A hereto.


     CENTER NAME & NUMBER              LOCATION             YR. BUILT

1.   CWLC #0137 Copperfield     18035 Forrest Height Dr.       8/95
                                Houston, TX


2.   CWLC #0322 Grant Ranch     6000 Grant Ranch Rd            8/98
                                Denver, CO


3.   CWLC #0439 Ledgeview       1553 Arcadian Drive            8/98
                                DePere, WI


4.   CWLC #0463 Mequon          10813 N. Port Wash. Rd         2/97
                                Mequon, WI


5.   CWLC #0730 Silverlake      2325 County Road 90            3/97
                                Pearland, TX


6.   CWLC # 0822 Trellis Lane   3325 Trellis Land              8/95
                                Abingdon, MD


7.   CWLC #0840 Wetherington    7236 Tylers Corner             3/97
                                West Chester, OH




ESCROW OPENING DATE:          May 27, 1999
                     (To Be Inserted By Escrow Agent)


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RECITALS

A. Seller is the owner of the Properties, each of which consists of improved real property.

B. Seller desires to sell the Properties to Purchaser, and Purchaser desires to purchase the Properties from Seller, upon the terms and conditions set forth herein.

C. It is the intent of the parties that, contemporaneous with the Closing as defined on page 4 of this Agreement, Seller shall lease the Properties from the Purchaser pursuant to the terms and conditions stated in the form net lease attached hereto as Exhibit B. A separate lease will be signed for each Property purchased, subject only to those modifications of the attached form lease which are necessary for the lease to be legally binding in the state in which the property is located.


AGREEMENT

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   PURCHASE AND SALE; PURCHASE PRICE; TERMS OF PAYMENT.

       1.1 PURCHASE AND SALE. Seller agrees to sell and Purchaser agrees to purchase the Properties on the terms and conditions set forth in this Agreement and further agree that Purchaser may purchase all, none, or some, but not less than three of the Properties.

      1.2  PURCHASE PRICE.     The purchase price which Purchaser
agrees  to pay for each Property is described on Exhibit A hereto
(the "Purchase Price(s)"):

      1.3   TERMS  OF  PAYMENT.    The Purchase  Price  shall  be
payable as follows:

           1.3.1 EARNEST MONEY DEPOSIT. Upon execution of this document by both parties and receipt of a Seller-signed copy by Purchaser, $20,000 in immediately available funds shall be deposited for each property (a total of $140,000) with Escrow Agent as an earnest money deposit ("Earnest Money Deposit"). Upon receipt of the Earnest Money Deposit, Escrow Agent shall immediately deposit it in a federally insured account and open an escrow account for the transactions contemplated hereby. Any interest earned on escrowed funds shall remain the property of, and be paid to, Purchaser.

           1.3.2      CLOSING PAYMENT.    An amount equal to  the
difference  between  the Purchase Price  and  the  Earnest  Money
Deposit shall be paid by Purchaser in immediately available funds at Closing (the "Closing Payment").

2. CLOSING. The closing of this transaction ("Closing") shall occur, at the offices of Escrow Agent located at Lawyers Title Insurance Company ("Title Company"), 3636 North Central Avenue Suite 350, Phoenix, Arizona 85012, attention David Nowlin, unless another location is mutually agreed to by the parties, on the date twenty (20) business days following the expiration of the Properties Review Period ("Closing Date"). Either party may participate in the Closing by mail.


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3. DEED. At the Closing, Seller shall convey title to the Properties to Purchaser by form of Special Warranty Deed customarily used in the County where the Properties are located ("Deed"), subject only to those specific matters approved by Purchaser as herein provided in connection with the title insurance policy to be issued by Lawyers Title Insurance Corporation (the "Title Insurer").

4.   TITLE AND TITLE INSURANCE.

      4.1 TITLE REPORT. Within twenty (20) days from each Opening Date, Escrow Agent shall deliver a current Commitment for Title Insurance or a Preliminary Title Report ("Title Report") on the Properties from Title Insurer (as defined below) to both Purchaser and Seller. Such Title Report shall show the status of title to the Properties as of the date of the Title Report and shall be accompanied by legible copies of all title exceptions documents referred to in the Title Report.

      4.2 TITLE REVIEW PERIOD. With respect to each Property separately, Purchaser shall have a period of time beginning upon Purchaser's receipt of the Title Report and copies of all documents referred to therein and ending at 5:00 p.m., Central Standard time, fifteen (15) business days thereafter (the "Title Review Period"), to review the Title Report and to give Seller and Escrow Agent notice of any title exceptions which are unacceptable to Purchaser. If Purchaser gives notice of dissatisfaction as to any exception to title as shown in the Title Report, or any amendment thereto, Seller may, but shall not be obligated to, attempt to eliminate the disapproved exception from the Title Report or any amendment thereto prior to the Closing Date. If Seller does not eliminate the disapproved exception prior to the Closing Date, Purchaser's sole and exclusive remedies shall be to either cancel this Agreement with respect to such Property only by giving Seller and Escrow Agent written notice of cancellation, or to close such transaction with respect to such Property only subject to such previously disapproved exception. Notwithstanding the foregoing, if Seller notifies Purchaser in writing of its election not to eliminate a disapproved exception to title, Purchaser shall have until the earlier of the Closing Date or five (5) business days after receiving Seller's notice of making its election in writing as described above to either cancel this transaction or proceed to Closing with respect to such Property only. Purchaser's failure to make a timely election shall be deemed its election to close this transaction with respect to such Property only, taking title subject to any previously disapproved title exception. With respect to any amendments or updates to the Title Report or previous amendments or updates thereto, the same provisions and procedures described above shall apply with respect to
Purchaser's review and approval of, and Seller's option to eliminate, disapproved exceptions, except that Purchaser shall have five (5) business days after its receipt of the amendment or update to give its notice of dissatisfaction of any new title exception. Purchaser shall have the right to cancel this Agreement for up to four (4) Properties. Therefore, Purchaser must approve the title documents for at least three (3) Properties or lose the right to purchase any of the Properties. It is the parties' intent that Purchaser must purchase at least three (3) Properties for any sale to occur. Once Purchaser has eliminated five (5) Properties from purchase based upon any right in this Agreement to do so, then Seller shall have the option to terminate this Agreement.

       4.3 APPROVAL OR DISAPPROVAL OF STATUS OF TITLE. Purchaser's failure to approve or disapprove any exception during the Title Review Period as to a specific Property shall be deemed an approval of title as described in the Title Report and a waiver of Purchaser's right to cancel this Agreement according to this Article. Upon any cancellation of this Agreement in full in accordance with this Article, Escrow Agent shall, without further instruction from either party, return the Earnest Money Deposit to Purchaser and this Agreement and the escrow shall terminate. Upon any cancellation of this


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Agreement in part, Escrow Agent shall return to Purchaser, along with a pro-rata share of any interest earned thereon, a pro-rata share of the Earnest Money Deposit.

      4.4 OWNER'S TITLE POLICY. Provided Purchaser approves, or is deemed to have approved, the status of title to each of the Properties during the Title Review Period, Seller shall cause Escrow Agent to provide Purchaser with a standard coverage owner's policy of title insurance (the "Owner's Title Policy") at the Closing or as soon thereafter as is reasonably possible. The Owner's Title Policy shall be issued by the Title Insurer in the full amount of the Purchase Price, be effective as of the Closing Date, and shall insure Purchaser that fee simple title to the Properties is vested in Purchaser, subject only (i) to the exceptions to title approved by Purchaser as provided for in ARTICLES 4.2 AND 4.3 of this Agreement (ii) any exceptions regarding survey matters; and (iii) any other matter approved in writing by Purchaser or resulting from the acts of Purchaser or Purchaser's agents. The cost of any endorsement to the Owner's Title Policy shall be paid in by Purchaser.

5.   FEASIBILITY CONDITION.

     5.1 PROPERTIES REVIEW PERIOD. During the period of time beginning upon the date that Seller has met its obligations as defined in ARTICLE 5.4 HEREOF, and ending at 5:00 PM Central Standard time sixty (60) business days thereafter ("Properties Review Period"), Purchaser shall have the right to enter upon the Properties, (only if accompanied by Seller's representative or agent) for the purpose of further examination and investigation of the Properties. Purchaser, its representatives and agents shall have the right during this Properties Review Period to conduct all testing and examinations it deems necessary to determine the desirability of purchasing the Properties. Purchaser shall have the right during this Properties Review Period to cancel this Agreement in whole or in part if Purchaser is dissatisfied, in its sole and absolute discretion, with the results of its examination of the Properties or any documentation related thereto, or for any other reason. If this Agreement is canceled with respect to one or more of the Properties, but not all of them, then, upon written notice by Purchaser to the Escrow Agent, a pro-rata portion of the earnest money deposit, along with any interest earned or accrued thereon, shall be immediately paid by the Escrow Agent to the Purchaser and this Agreement and the Escrow Account shall remain in effect for the balance of any remaining, non-canceled, Properties.

      5.2 WHEN EARNEST MONEY BECOMES NON-REFUNDABLE. On or before expiration of the Properties Review Period, Purchaser shall give written notice to Seller and Escrow Agent of its election to either cancel this Agreement or to proceed to close the transaction upon the terms and conditions herein. If Purchaser elects to cancel this Agreement in accordance with this Article, Escrow Agent shall, without further instruction from either party, return the Earnest Money Deposit to Purchaser and the escrow shall terminate. If Purchaser elects to proceed to close this transaction, the Earnest Money Deposit shall become nonrefundable to Purchaser, except if Seller fails to perform when due any act required of it by this Agreement. Purchaser's failure to give written notice of its election to either cancel or proceed to close this transaction shall be deemed a waiver of its election to cancel this Agreement.

      5.3 INDEMNIFICATION. All entries on, and inspections or studies of, the Properties shall be at the expense of Purchaser and Purchaser shall indemnify and hold Seller harmless from and against any and all liens, claims, demands, injuries, damages, losses, costs, expenses (including all reasonable attorney fees), or liability incurred by or asserted against the Seller or any of the Properties as a result of any of those entries, inspections or studies, which Purchaser's indemnification shall survive the Closing or any termination of this Agreement.



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      5.4 Seller has already provided to Purchaser (and shall transfer as a part of the purchase herein contemplated), copies of any final existing plans, preliminary or as-built surveys, Phase I or other environmental and engineering and soils reports, and similar or relevant documentation in the possession of the Seller (as specified in letter from Chris Bardwell to Mr. Robert Johnson dated April 30, 1999) (collectively, the "Properties Documents"). The sixty (60) day Properties Review Period shall expire sixty (60) days from the date of Seller's execution of this Agreement.

      5.5 NONINTERFERENCE WITH BUSINESS. The Properties are presently being used as daycare centers. Notwithstanding anything to the contrary, Purchaser may not conduct any of its tests or examinations during normal business hours except with the prior written permission of Seller which may be arbitrarily withheld by Seller. No chemicals or hazardous substances shall be used in any testing or examination except with the prior written permission of Seller. No tools or materials shall be left or stored in or around the Properties during the Properties Review Period. Purchaser agrees to indemnify Seller and hold Seller harmless from the cost, liability, expense or injury to person or property arising out of any violation of this Paragraph 5.5 including but not limited to attorney fees.

     5.6 FINANCING CONDITIONS AND OBLIGATIONS. There shall be no financing contingency connected with this Agreement. If Purchaser obtains financing to purchase the Properties, then the total Purchase Price shall be increased by Twenty-five Thousand and No/100 Dollars ($25,000.00). This increase is due to the extra time, money, effort, and problems that Seller experiences and may experience due to a financed sale.

6.   ESCROW.

     6.1 ESTABLISHMENT OF ESCROW. An escrow for this transaction shall be established with Escrow Agent and Escrow Agent is hereby employed by the parties to handle the escrow. This Agreement shall constitute escrow instructions and an original or fully executed copy shall be deposited with Escrow Agent for this purpose. Should Escrow Agent require the execution of its standard form printed escrow instructions, Purchaser and Seller agree to execute the same; however, such instructions shall be construed as applying only to Escrow Agent's employment, and if there are conflicts between the terms of this Agreement and the terms of the printed escrow instructions, the terms of this Agreement shall control.

      6.2 CANCELLATION OF ESCROW. If the escrow fails to close because of Seller's default, Seller shall be liable for all customary escrow cancellation charges. If the escrow fails to close because of Purchaser's default, Purchaser shall be liable for all customary escrow cancellation charges. If the escrow fails to close for any other reason, Seller and Purchaser shall each be liable for one-half (1/2) of all customary escrow cancellation charges.

      6.3 LEASE. The parties hereby agree upon the form of the Lease and memorandum of lease as attached as Exhibit B hereto. At closing, duplicate copies of such form lease will be signed for each Property purchased, subject only to changes necessary for each lease to be legally binding in the state in which the Property is located. Upon Closing, the Escrow Agent shall insert into the Lease, and the parties hereby give the Escrow Agent Power of Attorney to insert, the Lease commencement Date which shall be the Closing Date. If closing does not occur for any reason whatsoever, the Escrow Agent shall destroy the Leases. The Escrow Agent is further instructed upon Closing to record that certain Memorandum of Lease referred to in Exhibit C of Exhibit B. Such Memorandum shall be recorded in the office of the clerk and recorder,


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register of deeds or analogous office immediately subsequent to the recording of the Deed, with no intervening documents being recorded.


7.   CLOSING COSTS.

      7.1 SELLER'S CLOSING COSTS. Seller will pay for and provide AEI with a standard title policy. All other closing costs for each Parcel shall be borne equally by Seller and AEI equally. Seller will pay AEI a due diligence expense allowance (the "Allowance") of $35,000 per Parcel, payable at the closing of the purchase of each Parcel. No Allowance shall be payable to AEI for any Parcel not purchased by AEI.

      7.2 PRORATIONS. Real estate taxes, personal property taxes and assessments, if any, shall be prorated through escrow, as of the Closing Date, and be based upon the latest available information. Any other closing costs shall be paid equally by Purchaser and Seller.

8.    POSSESSION.    Possession of the Properties sold  shall  be
delivered to Purchaser upon Closing, subject to a lease executed between the parties.

9. BROKERAGE. Purchaser and Seller warrant and represent to each other that neither has dealt with any real estate broker or salesperson in connection with this transaction. If any person shall assert a claim to a finder's fee, brokerage commission, or any other compensation on account of alleged employment as a finder or broker or performance of services as a finder or broker in connection with this transaction, the party under whom the finder or broker is claiming shall indemnify and hold the other party harmless from and against any such claim and all costs, expenses and liabilities incurred in connection with such claim or any action or proceeding brought on such claim, including, but not limited to, counsel and witness fees and court costs in defending against such claim. This indemnity shall survive the Closing or cancellation and termination of this Agreement and the escrow.

10.  REMEDIES.

      10.1 SELLER'S REMEDIES. If Purchaser fails to perform as required by this Agreement, in the time and manner set forth in this Agreement, and provided Seller is not then in default, Seller, as Seller's sole and exclusive remedy, may cancel this Agreement and the escrow, such cancellation to be effective immediately upon Seller giving written notice of cancellation to Purchaser and Escrow Agent. Upon such cancellation, Seller shall be entitled to, and Escrow Agent shall deliver to Seller, the Earnest Money Deposit, as consideration for acceptance of this Agreement, for taking the Properties off the market, and as the parties' best estimate of Seller's damages resulting from Purchaser's default, but not as a penalty. Subject to 16.5 hereof, the Earnest Money Deposit released to Seller upon such cancellation shall be retained by Seller as its sole and exclusive remedy against Purchaser in all respects. Any accrued interest shall be paid to Purchaser.

      10.2 PURCHASER'S REMEDIES. Only if Seller fails to close any transaction(s) as required by this Agreement, in the time and manner set forth in this Agreement, and provided Purchaser is not in default, Purchaser, as its sole and exclusive remedy, may cancel this Agreement and the Escrow, such cancellation to be effective immediately upon Purchaser giving written notice of cancellation to Seller and Escrow Agent. Upon such cancellation, Purchaser shall be entitled to, and Escrow Agent shall deliver to Purchaser, the Earnest


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Money Deposit and any interest earned thereon, and Seller shall pay to Purchaser $20,000 per Property as to any Property not closed due to Seller's failure to Close as required by this Agreement as consideration for entering into this Agreement and as the parties' best estimate of Purchaser's damages resulting from Seller's default, but not as a penalty. Subject to 16.5 hereof, the Earnest Money Deposit and any interest earned thereon released to Purchaser and the $20,000 shall be retained by Purchaser as its sole and exclusive remedy against Seller in all respects.

      10.3 LIQUIDATED DAMAGES: After endeavoring to estimate what the actual loss would be in the event of a default and as a material inducement to execution hereof, the parties agree that it would be impractical and extremely difficult to fix actual damages in case of a default. The amount of the Earnest Money Deposited is a reasonable estimate of Seller's damages and Seller shall retain the Earnest Money Deposit as stated above, and Purchaser shall be entitled to payment from Seller of $20,000 per Property as set forth in Article 10.2 above, as their sole remedy against each other in case of default. The parties shall also be entitled to attorney fees pursuant to 16.5.


11. OPENING DATE. The "Opening Date" shall be the date on which the Earnest Money Deposit, together with a fully executed copy or counterpart copies of the Purchase Agreement are received by the Escrow Agent. Escrow Agent is hereby instructed to enter that Opening Date on the first page of this Agreement and return a copy to both Seller and Purchaser.

12.    SELLER'S   REPRESENTATIONS  AND   WARRANTIES.       Seller
represents and warrants to Purchaser (and on the Closing Date shall be deemed to represent and warrants) as follows:

      12.1 LEGAL, VALID AND BINDING. This Agreement and all other instruments or documents executed or delivered with this transaction each constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.

      12.2 NO APPROVAL BY GOVERNMENTAL AUTHORITY. No consent, approval, authorization, registration, qualification, designation, declaration or filing with any governmental authority is required in connection with the execution and delivery of this Agreement by Seller.

      12.3 NO CONFLICT. The execution, delivery and performance of this Agreement by Seller and the consummation of the transaction contemplated herein will not: (i) result in a breach or acceleration of or constitute a default or event of termination under the provisions of any agreement or instrument by which the Properties is bound or affected; (ii) result in the creation or imposition of any lien, charges or encumbrance, not provided for herein, on or against the Properties or any portion thereof; (iii) constitute or result in the violation or breach by Seller of any judgment, order, writ, injunction or decree issued against or imposed upon Seller, or result in the violation of any applicable law, rule or regulation of any governmental authority.

     12.4 NO LAWSUITS. Seller, having undertaken no independent inquiry, there are no actions, suits, proceedings or investigations pending, to the best of Seller's knowledge or threatened, with respect to or in any manner affecting Seller's ownership of the Properties or otherwise affecting any portion thereof, or which will become a cloud on the title to the Properties or question the validity or enforceability of the transaction contemplated herein.

      12.5 NO LEASES.     There will be no existing leases and/or
tenancies affecting all or any portion of the Properties as of the Closing Date, except for that certain lease between the parties attached as Exhibit "B".



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     12.6 NO MECHANICS LIENS. No work has been performed or is in progress at, and no materials have been furnished to, the Properties or any portion thereof, which might give rise to mechanics', materialmen's or other lien against Purchaser's interest in the Properties or any portion thereof. Seller hereby agrees to indemnify Purchaser from and against any and all claims of third parties, and from all mechanics' liens in connection with the Properties whose claim of lien arises from labor or material provided to the Properties prior to Closing or pursuant to a contract entered into with Seller prior to Closing, including all costs and attorneys' fees.

      12.7 NON-FOREIGN AFFIDAVIT. Seller is not, and as of the Closing Date will not be, a "foreign person" within the meaning of Internal Revenue Code Section 1445, and Seller shall deliver to Purchaser at Closing a Non-Foreign Affidavit pursuant to
Section 1445(b)(2) of the Internal Revenue Code (the "Non-Foreign
Affidavit").

13.   AS  IS.         Except for the express representations  and
warranties contained in this Article 12, Seller has made no representations or warranties of any kind, and will at the Closing make no representations or warranties of any kind, in connection with the physical condition of the Properties. Except for the representations and warranties contained in Article 12 and the covenants and warranties to be contained in the Deed, Seller shall have no responsibility, liability or obligations subsequent to the Closing with respect to any conditions or as to any matters whatsoever respecting in any way the Properties, which Purchaser acknowledges is being purchased in an "AS IS, WHERE IS" condition. Seller does represent and warrant that it has given Purchaser all environmental reports (Phase I or otherwise) in Seller's possession which relate to the Properties.

14. RISK OF LOSS. If prior to the Closing all of any Property shall be taken by condemnation or eminent domain, this Agreement shall be automatically canceled, the Earnest Money Deposit and any interest earned thereon shall be returned to Purchaser, and thereupon neither party shall, except as otherwise provided herein, have any further liability or obligation to the other. If prior to the Closing, less than all of any Property shall be taken by condemnation or eminent domain, then Purchaser may, at its option, cancel this Agreement as to such Property only, in which event Escrow Agent shall return to Purchaser its Earnest Money Deposit, and any interest earned thereon, as to such Property [i.e., twenty thousand dollars ($20.000) plus interest] and thereupon neither party shall have any further liability or obligation to each other (except as otherwise stated herein) as to such Property, or Purchaser may accept title subject to the taking, in which event after the Closing the proceeds of the award or payment shall be assigned by Seller to Purchaser and any money theretofore received by Seller in connection with such taking shall be paid over to Purchaser. In the event any Property shall be damaged by fire or other casualty prior to the time of Closing in an amount of more than ten percent (10%) of the total Purchase Price of said Property, either party shall have the option to terminate this Agreement as to such Property. Should the parties elect to carry out this Agreement regarding such Property despite such damage, Purchaser shall be entitled to a credit for the insurance proceeds resulting from such damage to the Property not exceeding, however, the total Purchase Price of said property. In all other regards, the risk of loss or damage to the Property until the Closing shall be borne by Seller.

15. NOTICES. All notices required or permitted to be given under this Agreement shall be in writing and shall be given by personal delivery, recognized overnight courier services or by deposit in the United States mail, certified mail, return receipt requested, postage prepaid, addressed to Seller and Purchaser at the addresses set forth on the first page of this Agreement or at such other address as a party may designate by notice similarly given. Notices shall be deemed effective upon delivery; if personally delivered: on


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the next business day after deposit with a recognized overnight courier service; or on the expiration of three (3) days after deposit in the US mail, as described above. A copy of any notice shall be given to Escrow Agent.



Copies of any notice given to Seller shall also be given to:

                    Mark R. Lewis, Esq.
                    Mark R. Lewis, P.C.
                    9725 East Hampden Avenue Suite 300
                    Denver, CO  80231
                    Telephone Number:   303-745-5200
                    Facsimile Number:   303-745-4800


16.  MISCELLANEOUS.

      16.1  INCORPORATION OF RECITALS.    The  recitals  of  this
Agreement are hereby affirmed by the parties as true and correct and are incorporated herein by this reference.

      16.2 WAIVERS. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver be a continuing waiver. Except as expressly provided in this Agreement, no waiver shall be binding unless executed in writing by the party making the waiver. Either party may waive any provision of this Agreement intended for its sole benefit; however, unless otherwise provided for herein, such waiver shall in no way excuse the other party from the performance of any of its other obligations under this Agreement.

      16.3 CONSTRUCTION. This Agreement shall be interpreted according to the law of the state where the Properties are located, and shall be construed as a whole and in accordance with its fair meaning and without regard to, or taking into account, any presumption or other rule of law requiring construction against the party preparing this Agreement or any part hereof.

     16.4 TIME.     Time is of the essence of this Agreement.

      16.5 ATTORNEY'S FEES.    If any action is brought by either
party in respect to its rights under this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and court costs as determined by the court.

      16.6  ASSIGNMENT.    Purchaser may assign its rights  under
this Agreement prior to Closing without the prior written consent of Seller.

      16.7 BINDING EFFECT.     This Agreement and all instruments
or documents entered into pursuant hereto are binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

      16.8  FURTHER  ASSURANCES AND DOCUMENTATION.    Each  party
agrees in good faith to take such further actions and execute such further documents as may be necessary or appropriate to fully carry out the intent and purpose of this Agreement.



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      16.9 TIME PERIODS. If the time for the performance of any obligation under this agreement expires on a Saturday, Sunday or legal holiday, the time for performance shall be extended to the next succeeding day which is not a Saturday, Sunday or legal holiday.

      16.10 HEADINGS. The headings of this Agreement are for purposes of reference only and shall not limit or define the meaning of any provision of this Agreement.

      16.11 ENTIRE AGREEMENT. This Agreement, together with all exhibits referred to herein, which are incorporated herein are made a part hereof by this reference and the Lease between the parties, constitutes the entire agreement between the parties pertaining to the subject matter contained in this Agreement. No supplement, modification or amendment of this Agreement shall be binding unless in writing and executed by Purchaser and Seller.

      16.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     16.13 SURVIVAL. Each of the terms and provisions of this Agreement, including the representations and warranties contained in ARTICLE 12, which are not incorporated into the Deed, or which are not satisfied by the execution and delivery of the Deed, or which by their nature require the parties to perform certain acts subsequent to the Closing, shall survive the Closing, except that the representations and warranties contained in ARTICLE 12 shall survive the Closing for a period of only six (6) months only.

      16.14      CONDITION TO SELLER CLOSING. In no  event  shall
Seller be required to Close this transaction or sell any Properties to Purchaser unless Purchaser purchases and closes simultaneously on at least three Properties.

      16.15 MEQUON, WISCONSIN PROPERTY. Pursuant to Section 2 of that certain Easement, Construction and Maintenance Agreement dated June 26, 1996 between Clemens Loving Trust and Seller, Seller is presently entitled to certain costs incurred by Seller in performing work referred to in said Section 2. The parties expect the payment shall be made by Clemens (or its successor), prior to the time of closing of the Mequon Property. However, if in any event,



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Seller  does  not  receive said costs in full  pursuant  to  said
Section 2 by Closing, then the parties shall execute such reasonable documents necessary to indicate that the right to payment of such costs are being retained by Seller, and to the extent transferred by operation of law or otherwise, assigned to Seller by Purchaser.


  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                         SELLER:

                         ARAMARK  Educational  Resources,   Inc.,
                         d/b/a Children's World Learning Centers,
                         Inc., a Delaware Corporation


5/20/99                  By: /s/ John Rosen
Date
                         Its: Executive Vice President



                         PURCHASER:

                         AEI Fund Management, Inc. or its assigns
                         /s/ Robert P Johnson
May 20, 1999             By: Robert P. Johnson
Date
                         Its: President





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                   ACCEPTANCE BY ESCROW AGENT

      Escrow Agent hereby (a) acknowledges receipt of a fully executed copy or counterpart copies of this Agreement on this 27th day of May, and has inserted said date on the first page of this Agreement, and (b) hereby agrees to establish an escrow (Escrow No. 99-17612- (Master)) and to administer the same in accordance with the provisions hereof. Escrow Agent further agrees to immediately deliver to Purchaser and Seller copies or counterpart of this fully executed Agreement.


                         Lawyers Title Insurance Corporation


                         By: /s/ David D Moulin

                         Its: National Title Officer



Lessee /s/ JR    Lessor /s/ RPJ
Children's World Purchase Agreement
5/20/99




                            EXHIBIT A
                               TO
                   PURCHASE AND SALE AGREEMENT
                               AND
                       ESCROW INSTRUCTIONS


      Attached  to  and  forming  a part  of  PURCHASE  AND  SALE
AGREEMENT  AND  ESCROW  INSTRUCTIONS  between  AEI  and   ARAMARK
EDUCATIONAL   RESOURCES,  INC.  DBA  Children's  World   Learning
Centers, dated 5/20/99, 1999:

                         PURCHASE PRICE

SILVERLAKE

     If Closing

     OCCURS BY:         BUT OCCURS NO LATER THAN:     TOTAL PURCHASE
                                                      PRICE SHALL BE:

     04/30/99                  05/27/99                   $914,000
     05/28/99                  07/01/99                   $912,000
     07/02/99                  07/30/99                   $910,000

WETHERINGTON

     If Closing

     OCCURS BY:       BUT OCCURS NO LATER THAN:      TOTAL PURCHASE
                                                     PRICE SHALL BE:

     04/30/99                  05/27/99                 $1,019,000
     05/28/99                  07/01/99                 $1,017,000
     07/02/99                  07/30/99                 $1,015,000

LEDGEVIEW

     If Closing

     OCCURS BY:       BUT OCCURS NO LATER THAN:      TOTAL PURCHASE
                                                     PRICE SHALL BE:

     04/30/99                  05/27/99                 $1,153,000
     05/28/99                  07/01/99                 $1,150,000
     07/02/99                  07/30/99                 $1,148,000


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Children's World Purchase Agreement
5/20/99


GRANT RANCH

     If Closing

     OCCURS BY:       BUT OCCURS NO LATER THAN:       TOTAL PURCHASE
                                                      PRICE SHALL BE:

     04/30/99                  05/27/99                 $1,451,000
     05/28/99                  07/01/99                 $1,449,000
     07/02/99                  07/30/99                 $1,446,000

MEQUON

     If Closing

    OCCURS BY:       BUT OCCURS NO LATER THAN:       TOTAL PURCHASE
                                                     PRICE SHALL BE:

     04/30/99                  05/27/99                 $1,172,000
     05/28/99                  07/01/99                 $1,170,000
     07/02/99                  07/30/99                 $1,168,000

TRELLIS LANE

     If Closing

     OCCURS BY:       BUT OCCURS NO LATER THAN:      TOTAL PURCHASE
                                                     PRICE SHALL BE:

     04/30/99                  05/27/99                 $983,000
     05/28/99                  07/01/99                 $982,000
     07/02/99                  07/30/99                 $980,000

COPPERFIELD

     If Closing

     OCCURS BY:       BUT OCCURS NO LATER THAN:      TOTAL PURCHASE
                                                     PRICE SHALL BE:

     04/30/99                  05/27/99                 $867,000
     05/28/99                  07/01/99                 $865,000
     07/02/99                  07/30/99                 $863,000


Lessee /s/ JR    Lessor /s/ RPJ
Children's World Purchase Agreement
5/20/99



                           EXHIBIT "B"
                               TO
                   PURCHASE AND SALE AGREEMENT


                       NET LEASE AGREEMENT


      THIS  LEASE,  made and entered into effective  as  of  this
day  of            ,   1999, by and between AEI Fund  Management,
Inc. a Minnesota corporation, (or its assigns) whose address is 1300 Minnesota World Trade Center, 30 East 7th Street, Saint Paul, Minnesota 55101 ("Lessor"), and Children's World Learning Centers, Inc., a Delaware corporation, whose address is 573 Park Point Drive, Golden, Colorado 80401 ("Lessee");


WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at ___________________ and legally described in Exhibit "A" attached hereto and incorporated herein by reference; and

      WHEREAS, Lessee constructed or caused the construction of the building and improvements (together the "Building") on the real property described in Exhibit "A"; and

     WHEREAS, Lessee desires to lease sell said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), to Lessor and simultaneously lease said real property and Building back from Lessor upon the terms and conditions hereinafter provided;

      NOW, THEREFORE, in consideration of the rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, Lessor does hereby grant, demise, lease, and let unto Lessee, and Lessee does hereby take and hire from Lessor and does hereby covenant, promise, and agree as follows:


ARTICLE 1.     LEASED PREMISES

      Lessor hereby leases to Lessee, and Lessee leases and takes from Lessor, the Leased Premises subject to the conditions of this Lease.


ARTICLE 2.     TERM

      (A) The term of this Lease ("Term") shall be fifteen (15) consecutive "Lease Years", as hereinafter defined, commencing on ________, 1999 ("Occupancy Date").

      (B) The first "Lease Year" of the Term shall be for a period of twelve (l2) consecutive calendar months beginning at the Occupancy Date. If the Occupancy Date shall be other than the first day of a calendar month, the first "Lease Year" shall be the period of time from the Occupancy Date to the end of the calendar month of the Occupancy Date, plus the following twelve
(l2) calendar months. Each Lease Year after the first Lease Year shall be a successive period of twelve (l2) calendar months.



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      (C) A short form or memorandum of this Lease has been executed for recording purposes in the form attached as Exhibit C hereto. Termination of Lessee's right to possession shall be conclusive evidence of termination of any option to renew, purchase, or to any right of first refusal, if any. Entry of a court order terminating Lessee's right of possession shall be sufficient evidence of the termination of any rights established by such Memorandum of Lease, and the Memorandum of Lease shall so state. Abandonment of the Leased Premises by Lessee shall not be considered a termination of Lessee's right to possession of the Leased Premises if Lessee continues maintenance of the Premises and payment of rent under the terms of the Lease.


ARTICLE 3.     RESPONSIBILITY FOR IMPROVEMENTS

      (A) Lessee represents, to the best of its knowledge, that the Building and all other improvements to the land do comply with the applicable laws, ordinances, rules, and regulations of all state, federal and local governments.

      (B) Opening for business in the Leased Premises by Lessee shall constitute an acceptance of the Leased Premises "as is and where is" and an acknowledgment by Lessee that the premises are in the condition described under this Lease and that Lessee is responsible for the correction or repair of any defects or deficiencies in or of the Premises whether in existence as of the date of this Lease or discovered after such date, including but not limited to compliance with applicable laws, ordinances, rules and regulations of all state, federal, and local governments.


ARTICLE 4.     RENTAL PAYMENTS

      A.    Annual Rent Payable for the first through Fifth Lease
Years:

                For each of the first five Lease Years, Lessee shall pay to Lessor an annual rent of $_______________ , which amount shall be payable in advance without demand on the first day of each month in equal monthly installments of [see Exhibit B hereto for rents to be inserted into individual leases]. If the first day of the first month of the Lease Term is not the first day of a calendar month, then the monthly rental payable for that partial month shall be a prorated portion of the equal monthly installment of rent.

      B.   Annual Rent Payable for the Sixth through Tenth  Lease
           Years:

                The Annual Rent payable for the Sixth through the Tenth Lease Years shall be the same amount each year and shall be computed at the beginning of the sixth Lease Year to be an amount equal to the rent paid for the Fifth Lease Year, increased by the lesser of ten percent (10%) of the rent for the Fifth Lease Year, or two hundred percent (200%) the "CPI Increase", as defined below, times the rent for the Fifth Lease Year.

                "CPI-U Increase" referred to above is defined as the percentage increase, if any, in the Consumer Price Index ("CPI") for all Urban Consumers published by the Bureau of Labor Statistics of the United States Department of Labor for U.S. City Average, All Items (1982-84=100) from the nearest date four months prior to the effective date of the Lease to the nearest date four months prior to the last day of the Fifth Lease Year. (For purposes of determining this increase, the Consumer Price Index for the



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                fourth month preceding the effective date of the Lease shall be compared to the CPI for the month that if four months prior to the end of the Fifth Lease
           Year.)

      C.   Annual   Rent   Payable  for  the   Eleventh   through
           Fifteenth Lease Years:

                The Annual Rent payable for the Eleventh through the Fifteenth Lease Years shall be the same amount each year and shall be computed at the beginning of the sixth Lease Year to be an amount equal to the rent paid for the Fifth Lease Year, increased by the lesser of ten percent (10%) of the rent for the Fifth Lease Year, or two hundred percent (200%) the "CPI Increase", as defined below, times the rent for the Fifth Lease Year.

                "CPI-U Increase" referred to above is defined as the percentage increase, if any, in the Consumer Price Index ("CPI") for all Urban Consumers published by the Bureau of Labor Statistics of the United States Department of Labor for U.S. City Average, All Items (1982-84=100) from the nearest date four months prior to the first day of the Sixth lease year to the nearest date four months prior to the last day of the Tenth Lease Year. (For purposes of determining this increase, the Consumer Price Index for the fourth month preceding the effective date of the Lease shall be compared to the CPI for the month that if four months prior to the end of the Fifth Lease Year.)

      D.   Annual   Rent   Payable  for  the  Sixteenth   through
           Twentieth Lease Years:

                 The Annual Rent payable for the Sixteenth through the Twentieth Lease Years shall be the same amount each year and shall be computed at the beginning of the sixth Lease Year to be an amount equal to the rent paid for the Fifth Lease Year, increased by the lesser of ten percent (10%) of the rent for the Fifth Lease Year, or two hundred percent (200%) the "CPI Increase", as defined below, times the rent for the Fifth Lease Year.

                "CPI-U Increase" referred to above is defined as the percentage increase, if any, in the Consumer Price Index ("CPI") for all Urban Consumers published by the Bureau of Labor Statistics of the United States Department of Labor for U.S. City Average, All Items (1982-84=100) from the nearest date four months prior to the first day of the Eleventh Lease Year to the nearest date four months prior to the last day of the Fifteenth Lease Year. (For purposes of determining this increase, the Consumer Price Index for the fourth month preceding the effective date of the Lease shall be compared to the CPI for the month that if four months prior to the end of the Fifth Lease Year.)

      E.   Annual  Rent  Payable  for  the  Twenty-First  through
           Twenty-Fifth Lease Years:

                The Annual Rent payable for the Twenty-First through the Twenty-Fifth Lease Years shall be the same amount each year and shall be computed at the beginning of the sixth Lease Year to be an amount equal to the rent paid for the Fifth Lease Year, increased by the lesser of ten percent (10%) of the rent for the Fifth Lease Year, or two hundred percent (200%) the "CPI Increase", as defined below, times the rent for the Fifth Lease Year.


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5/20/99




                "CPI-U Increase" referred to above is defined as the percentage increase, if any, in the Consumer Price Index ("CPI") for all Urban Consumers published by the Bureau of Labor Statistics of the United States Department of Labor for U.S. City Average, All Items (1982-84=100) from the nearest date four months prior to the first day of the fifteenth Lease Year to the nearest date four months prior to the last day of the Twentieth Lease Year. (For purposes of determining this increase, the Consumer Price Index for the fourth month preceding the effective date of the Lease shall be compared to the CPI for the month that if four months prior to the end of the Fifth Lease Year.)

      F.   Annual  Rent  Payable  for  the  Twenty-Sixth  through
           Thirtieth Lease Years:

                The Annual Rent payable for the Twenty-Sixth through the Thirtieth Lease Years shall be the same amount each year and shall be computed at the beginning of the sixth Lease Year to be an amount equal to the rent paid for the Fifth Lease Year, increased by the lesser of ten percent (10%) of the rent for the Fifth Lease Year, or two hundred percent (200%) the "CPI Increase", as defined below, times the rent for the Fifth Lease Year.

                "CPI-U Increase" referred to above is defined as the percentage increase, if any, in the Consumer Price Index ("CPI") for all Urban Consumers published by the Bureau of Labor Statistics of the United States Department of Labor for U.S. City Average, All Items (1982-84=100) from the nearest date four months prior to the first day of the Twentieth Lease Year to the nearest date four months prior to the last day of the Twenty-Fifth Lease Year. (For purposes of determining this increase, the Consumer Price Index for the fourth month preceding the effective date of the Lease shall be compared to the CPI for the month that if four months prior to the end of the Fifth Lease Year.)

     G.    Overdue Payments.

                 Lessee shall pay interest on all overdue payments of Rental or other monetary amounts due hereunder at a rate equal to the prime rate (as announced by the Wall Street Journal newspaper) plus two percent, accruing from the date such Rental or other monetary amounts were properly due and payable.


ARTICLE 5.     INSURANCE AND INDEMNITY

     (A) Lessee shall, throughout the Term or Renewal Terms, if any, of this Lease, at its own cost and expense, procure and maintain insurance which covers the Leased Premises and improvements against fire, wind, and storm damage (including flood insurance if the Leased Premises is in a federally designated flood prone area) and such other risks as may be included in the broadest form of extended coverage insurance as may, from time to time, be available in amounts sufficient to prevent Lessor or Lessee from becoming a co-insurer within the terms of the applicable policies. In any event, the insurance coverage shall not be less than one hundred percent (100%) of the then insurable value. Additionally, replacement cost endorsements, vandalism endorsement, malicious mischief endorsement, waiver of subrogation endorsement, waiver of co-insurance endorsement (if available), shall be obtained.

      (B) Lessee agrees to place and maintain throughout the Term or Renewal Terms, if any, of this Lease, at Lessee's own expense, public liability insurance with respect to Lessee's use and occupancy of said



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Children's World Purchase Agreement
5/20/99



premises, with initial limits of at least $2,000,000/$5,000,000 for bodily injury and $l00,000 for property damage, or such additional amounts subject to commercially reasonable deductibles, as Lessor shall reasonably require from time to time, and pollution liability or environmental impact coverage with limits in amounts reasonably acceptable to Lessor.

     (C) Lessee agrees to notify Lessor in writing if Lessee is unable to procure all or some part of the aforesaid insurance. In the event Lessee fails to provide all insurance required under this Lease, Lessor shall have the right, but not the obligation, to procure such insurance on Lessee's behalf. Lessee will then, within ten (10) business days from receiving written notice, pay Lessor the amount of the premiums due or paid, together with interest thereon at the current prime rate plus two percent, which amount shall be considered rent payable by Lessee in addition to the Rental defined at Article 4 hereof.

     (D) All policies of insurance provided for or contemplated by this Article shall name Lessor and Robert P. Johnson, and Lessee and any mortgagee as insureds or additional named insured and loss payee, as their respective interests may appear, and shall provide that the policies cannot be canceled, changed, terminated, or modified in a manner that materially affects the insurance required hereunder without thirty (30) days written notice to the parties. All insurance companies must have an A.M. Best rating of "Good" or better. Lessee has provided Lessor with a legible copy of the applicable insurance certificate(s) and will provide Lessor with copies of any changes thereto and shall provide evidence no less than thirty (30) days prior to the expiration thereof of the renewal thereof and the renewal and existence of requisite public liability insurance as by current Certificates of Insurance.

      (E) Lessee shall defend, indemnify, and hold Lessor harmless against any and all claims, damages, and lawsuits arising after the Occupancy Date of this Lease and any orders, decrees or judgments which may be entered therein, brought for damages or alleged damages resulting from any injury to person or property or from loss of life sustained in or about the Leased Premises, and Lessee agrees to save Lessor harmless from, and indemnify Lessor against, any and all injury, loss, or damage, of whatever nature, to any person or property caused by, or resulting from any act, omission, or negligence of Lessee or any employee or agent of Lessee. In addition, Lessee hereby releases Lessor from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties, even if such fire or other casualty shall be brought about by the negligence (but not the gross negligence or intentional or willful misconduct or malice) of Lessor.

      (F) Lessor hereby waives any and all rights that it may have to recover from Lessee damages for any loss occurring to the Leased Premises by reason of any act or omission of Lessee; provided, however, that this waiver is limited to those losses for which Lessor is compensated by its insurers. Lessee hereby waives any and all right that it may have to recover from Lessor damages for any loss occurring to the Leased Premises by reason of any act or omission of Lessor; provided, however, that this waiver is limited to those losses for which Lessee is compensated by its insurers.



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Children's World Purchase Agreement
5/20/99


ARTICLE 6.     TAXES, ASSESSMENTS AND UTILITIES

      (A) Lessee shall be liable, and agrees to pay the charges for, all public utility services rendered or furnished to the Leased Premises, including heat, water, gas, electricity, sewer, sewage treatment facilities and the like, all personal property taxes, real estate taxes, special assessments, and municipal or government charges, general, ordinary and extraordinary, of every kind and nature whatsoever, which may be levied, imposed, or assessed against the Leased Premises, or upon any improvements thereon, at any time after the Occupancy Date of this Lease and prior to the expiration of the term hereof, or any Renewal Term.

      (B) Lessee shall pay all real estate taxes, assessments for public improvements or benefits, and other governmental impositions, duties, and charges of every kind and nature whatsoever which shall or may, during the term of this Lease, be charged, laid, levied, assessed, or imposed upon, or become a lien or liens upon the Leased Premises or any part thereof or upon the rents payable hereunder, except for taxes based solely upon the income of Lessor. Such payments shall be considered as rent paid by Lessee in addition to the Rent defined at Article 4 hereof. Lessee shall be deemed to have complied with the foregoing covenant if payment is permitted without penalty or interest, or before the same shall become a lien upon the Leased Premises. If by law any real estate taxes, assessments for public improvements or benefits, or other governmental impositions, duties, and charges of every kind and nature whatsoever may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance), Lessee may exercise the option to pay the same in installments and shall pay such installments as they become due during the term of this Lease. Lessee shall not be liable for installments which come due after the termination date of the Lease. If due to a change in the method of taxation, a franchise tax, rental tax, or income or profit tax shall be levied against Lessor in substitution for or in lieu of any tax which would otherwise constitute a real estate tax, such tax shall be deemed a real estate tax for the purposes herein and shall be paid by Lessee.

       (C)    All  real  estate  taxes,  assessments  for  public
improvements or benefits, water rates and charges, sewer rents, and other governmental impositions, duties, and charges which shall become payable for the first and last tax years of the term hereof shall be apportioned pro rata between Lessor and Lessee in accordance with the respective number of months during which each party shall be in possession of the Leased Premises in said respective tax years. For the purposes of this provision, all personal property taxes, real estate taxes and special assessments shall be deemed to have been assessed in the year that the first payment or any installment thereof is due.

      (D) Lessee shall have the right to contest or review by legal proceedings or in such other manner as may be legal (which, if instituted, shall be conducted solely at Lessee's own expense) any tax, assessment for public improvements or benefits, or other governmental imposition aforementioned, at any time until the property is subject to levy or execution. All such proceedings shall be begun as soon as reasonably possible after the imposition or assessment of any contested items and shall be prosecuted to final adjudication with reasonable dispatch. In the event of any reduction, cancellation, or discharge, Lessee shall pay the amount that shall be finally levied or assessed against the Leased Premises or adjudicated to be due and payable, and, if there shall be any refund payable by the governmental authority with respect thereto, Lessee shall be entitled to receive and retain the same, subject, however, to apportionment as provided during the first and last years of the term of this Lease.

      (E) Lessor, within sixty (60) days after notice to Lessee if Lessee fails to commence such proceedings, may, but shall not be obligated to, contest or review by legal proceedings, or in such other manner as may be legal, and at Lessor's own expense, any tax, assessments for public



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improvements and benefits, or other governmental imposition aforementioned, which shall not be contested or reviewed, as aforesaid, by Lessee, and unless Lessee shall promptly join with Lessor in such contest or review, Lessor shall be entitled to receive and retain any refund payable by the governmental authority with respect thereto.

     (F) Lessor shall not be required to join in any proceeding referred to in this Article, unless in Lessee's reasonable opinion, the provisions of any law, rule, or regulation at the time in effect shall require that such a proceeding be brought by and/or in the name of Lessor, in which event Lessor shall upon written request, join in such proceedings or permit the same to be brought in its name.


ARTICLE 7.     ASSIGNMENT AND SUBLETTING

      A. So long as Lessee shall remain fully liable for the performance of all obligations of any lessee under this Lease, and if Lessee provides notice and true and complete copies of all assignments or sublet agreements to Lessor, then Lessee may assign or sublet this Lease or the Premises without the prior permission of Lessor.

  Lessee shall, prior to the effective date thereof deliver to Lessor executed counterparts of any such agreement and of all ancillary agreements with the proposed assignee or sublessee, as applicable. Lessor shall have the right to require all rental payable to Lessee under any such subletting or assignment to be payable to Lessor.

ARTICLE 8.          REPAIRS AND MAINTENANCE

      (A) Lessee covenants and agrees to keep and maintain in good order, condition and repair the interior and exterior of the Leased Premises during the term of the Lease, and further agrees that Lessor shall be under no obligation to make any repairs or perform any maintenance to the Leased Premises. Lessee covenants and agrees that it shall be responsible for all repairs, alterations, replacements, or maintenance of, including but without limitation, interior and exterior portions of all doors, door checks and operators, windows, plate glass, plumbing, water and sewage facilities, fixtures, electrical equipment, interior walls, ceilings, signs, interior building appliances and similar equipment, heating and air conditioning equipment, and further agrees to be replace any of said equipment when necessary. Lessee further agrees to be responsible for, at its own expense, snow removal, lawn maintenance, landscaping, maintenance of the parking lot (including parking lines, seal coating, and blacktop surfacing), and other similar items.

      (B) If after written notice and a 90 day cure period (except in the event of emergencies), Lessee refuses or neglects to commence or complete repairs promptly and adequately, Lessor may cause such repairs to be made, but shall not be required to do so, and Lessee shall pay the cost thereof to Lessor upon demand. It is understood that Lessee shall pay all expenses and maintenance and repair during the term of this Lease. If Lessee is not then in default hereunder, Lessee shall have the right to make repairs and improvements to the Leased Premises without the consent of Lessor if such repairs and improvements do not exceed $50,000 provided such repairs or improvements do not affect the structural integrity of the Leased Premises. Any repairs or improvements in excess of $50,000 or affecting the structural integrity of the Leased Premises may be done only with the prior written consent of Lessor, such consent not to be unreasonably withheld. All alterations and additions to the Leased Premises shall be made in accordance with all applicable laws and shall remain for the benefit of Lessor. Lessee further agrees, in the event of making such alterations as herein provided, to indemnify and save harmless Lessor from all expense, liens, claims or damages to either persons or property or the Leased Premises arising out of or resulting from the undertaking or making of said repairs, improvements,




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alterations or additions, or Lessee's failure to make said repairs, improvements, alterations or additions.


ARTICLE 9.     COMPLIANCE WITH LAWS AND REGULATIONS

     Lessee will materially comply with all statutes, ordinances, rules, orders, regulations and requirements of all federal, state, city and local governments, and with all rules, orders and regulations of the applicable Board of Fire Underwriters which affect the use of the improvements. Lessee will materially comply with all easements, restrictions, and covenants of record against or affecting the Leased Premises required for operation of the Leased Premises in accordance with Article 14 hereof.


ARTICLE 10.    SIGNS

      Lessee shall have the right to install and maintain a sign or signs advertising Lessee's business, provided that the signs conform to law, and further provided that the sign or signs conform specifically to the written requirements of the appropriate governmental authorities.


ARTICLE 11.    SUBORDINATION

     (A) Lessor reserves the right and privilege to subject and subordinate this Lease at all times to the lien of any mortgage or mortgages now or hereafter placed upon Lessor's interest in the Leased Premises and on the land and buildings of which said premises are a part, or upon any buildings hereafter placed upon the land of which the Leased Premises are a part, and to any and all advances to be made under such mortgages, and all renewals, modifications, extensions, consolidations, and replacements thereof, provided such a mortgagee shall execute a reasonably appropriate subordination, attornment and non-disturbance agreement (which shall include the right to quiet enjoyment).

      (B) Lessee covenants and agrees to execute and deliver, upon demand, such further reasonable instrument or instruments subordinating this Lease on the foregoing basis to the lien of any such mortgage or mortgages as shall be desired by Lessor and any mortgages or proposed mortgagees.


ARTICLE 12.    CONDEMNATION OR EMINENT DOMAIN

      (A) If the whole of the Leased Premises are taken by any public authority under the power of eminent domain, or by private purchase in lieu thereof, then this Lease shall automatically terminate upon the date possession is surrendered, and Rent shall be paid up to that day. If any part of the Leased Premises shall be taken so as to reduce the licensed capacity of the Premises as a daycare facility by more than 10%, then Lessee shall have the right to terminate this Lease on thirty (30) days notice to Lessor if given within ninety (90) days after the date of such taking. In the event that this Lease shall terminate or be terminated in accordance with this section, the Rent shall, if and as necessary, be paid up to the day that possession of the Leased Premises was surrendered.

     (B) If any part of the Leased Premises shall be taken such that it does not, reduce the licensed capacity of the facility by more than 10%, then Lessee shall, using proceeds of the award from the taking authority, restore


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the remaining portion of the Leased Premises to the extent necessary to render it satisfactory to Lessee and reasonably suitable for the purposes for which it was leased. Lessee shall make all repairs to the building in which the Leased Premises is located to the extent necessary to constitute the building a complete architectural unit, provided, however, that such work shall not exceed the scope of the work required to originally construct the building. Provided, further, the cost thereof to Lessee shall not exceed the proceeds of its condemnation award, all to be done without any adjustments in rent to be paid by Lessee. Lessor agrees to make the condemnation proceeds available to Lessee for restoration or repair pursuant to this section.

      (C) Subject to Article 12(B) above, all compensation awarded or paid upon such total or partial taking of the Leased Premises shall belong to and be the property of Lessor without any participation by Lessee, whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the premises herein leased. Nothing contained herein shall be construed to preclude Lessee from prosecuting any claim directly against the condemning authority in such proceedings for loss of business, damage to or cost of removal of or for the value of stock, trade fixtures, furniture, and other personal property belonging to Lessee; provided, however, that no such claim shall diminish or otherwise adversely affect Lessor's award or the award of any fee mortgagee. If a separate award shall be made representing the difference between the value of the leasehold estate and the fair market value of a comparable leasehold estate, Lessee shall be entitled to the same; provided, however, that Lessor shall be under no obligation to pursue such award on behalf of Lessee


ARTICLE 13.    RIGHT TO INSPECT

     Lessor reserves the right to enter upon, inspect and examine the Leased Premises at any time during business hours, and Lessee agrees to allow Lessor free access to the Leased Premises to show the premises upon a minimum of 48 hours prior notice to Lessee. Lessor will not enter into the Leased Premises for purposes of this section unless accompanied by a representative of Lessee and Lessee does hereby agree to provide such representative upon request by Lessor, such request given not less than 48 hours in advance. Upon default by Lessee or at any time within ninety (90) days of the expiration or termination of the Lease, Lessee agrees to allow Lessor to then place "For Sale" or "For Rent" signs on the Leased Premises.


ARTICLE 14.    USE OF LEASED PREMISES

      (A) Lessee agrees and warrants that the Leased Premises will be used only for lawfully permitted uses which do not diminish the value of the Leased Premises.


ARTICLE 15.         DESTRUCTION OF PREMISES

     (A) If, during the term of this Lease, the Leased Premises are totally or partially destroyed by fire or the elements, so as to render the premises wholly unfit for occupancy, or make it impossible in the opinion of a licensed third party arbitrator knowledgeable in the child care business reasonably acceptable to Lessee and Lessor, for Lessee to conduct its business therein, then either Lessor or Lessee shall have the right to terminate this Lease from the date of such damage or destruction by giving written notice. The parties agree to use reasonable promptness to obtain the opinion of such licensed third party arbitrator. Upon the giving of such notice, Lessee shall immediately surrender the Leased Premises and all interest therein to Lessor, and in case of any such termination, Lessor may re-enter and repossess the Leased Premises and may dispossess all parties then in possession thereof. If



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not otherwise terminated, in the event the Leased Premises shall be repaired, restored, and rebuilt by Lessee with the use of insurance proceeds (which Lessor shall cooperate to make available), but otherwise at its own sole cost and expense, within one hundred eighty (180) days from the date of destruction, then all rents payable by Lessee shall be abated during the period of repair and restoration to the extent Lessor shall be compensated by the proceeds of rents loss insurance. In no event shall Lessor be required to provide its own money for the repair or restoration of the Leased Premises other than the net proceeds of moneys received by it from any insurance policy or policies covering such loss or damages. Lessee shall be liable for repair of the Leased Premises with all reasonable speed, and the rents shall recommence on the date that the repairs are completed. Lessee shall be under no obligation to so repair during the last five (5) years of the term of the Lease, or as extended, but if Lessee shall desire to rebuild during the last 12 months of the Lease term, Lessor will make insurance proceeds available to rebuild the Leased Premises conditioned upon Lessee then exercising its next renewal option under the Lease. Lessor will make insurance proceeds available to rebuild the Leased Premises in the event Lessee rebuilds, except as stated above.

      (B) If the damage does not, in the opinion of a licensed third party arbitrator reasonably acceptable to Lessee and Lessor, render the Leased Premises unfit for occupancy, then Lessor agrees that the damage shall be repaired as soon as practicable and in that case, Lessee shall pay full rent during the repair period. All repairs shall be paid for by Lessee out of any insurance proceeds received (which Lessor shall cooperate to make available), but if the insurance proceeds are insufficient to rebuild or repair the Leased Premises according to the original plans and specifications, whether repair or restoration is commenced pursuant to paragraph A or B hereof, then Lessee agrees to pay all additional amounts that are required to rebuild the building in accordance with the original plans and specifications. All improvements or betterments placed by Lessee on the demised premises shall, however, in any event, be repaired and replaced by Lessee at its own expense and not at the expense of Lessor. The purpose of this Article is to require Lessee to carry insurance coverage on the Leased Premises sufficient to rebuild the improvements in the event of damage or destruction. Lessee shall be under no obligation to so rebuild during the last five (5) years of the term, as extended, as the case may be, but if Lessee shall desire to rebuild during the last 12 months of the Lease term, Lessor will make insurance proceeds available to rebuild the Leased Premises conditioned upon Lessee then exercising its next renewal option under the Lease. Lessor will make insurance proceeds available to rebuild the Leased Premises in the event Lessee rebuilds, except as stated above.

      Risk that the insurance company shall be insolvent or shall refuse to make insurance proceeds available shall be with Lessee. The Leased Premises shall be so restored or rebuilt so as to be of at least equal value and substantially the same character as prior to such damage or destruction. If the insurance proceeds are less than $100,000 they shall be paid to Lessee for such repair and restoration. If the insurance proceeds are greater than or equal to $100,000 they shall be deposited by Lessee and Lessor into a customary construction escrow at a nationally recognized title insurance company, or at Lessee's option, with Lessor ("Escrowee") and shall be made available from time to time to Lessee for such repair and restoration. Such proceeds shall be disbursed in conformity with the terms and conditions of a commercially reasonable construction loan agreement. Lessee shall, in either instance, deliver to Lessor or Escrowee (as the case may be) satisfactory evidence of the estimated cost of completion together with such architect's certificates, waivers of lien, contractor's sworn statements and other evidence of cost and of payments as the Lessor or Escrowee may reasonably require and approve. If the estimated cost of the work exceeds One Hundred Thousand Dollars ($100,000), all plans and specifications for such rebuilding or restoration shall be subject to the reasonable approval of Lessor.



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ARTICLE 16.    ACTS OF DEFAULT

      (A) Each of the following shall be deemed a default by Lessee and a breach of this Lease:

               1. Failure to pay the Rent, or any monetary obligation herein reserved, (and to be considered to be rent for the purposes of this Lease) or any part thereof, within five (5) business days after written notice from Lessor that the same shall be due and payable. Provided, however, that interest and penalties for failure to pay rent when due shall accrue from the first date such rent was due and payable.

               2. Failure to do, observe, keep and perform any of the material non-monetary terms, covenants, conditions, agreements and provisions in this Lease to be done, observed, kept and performed by Lessee within 30 days after written notice of such default (or within a reasonable time thereafter if the default is incapable of cure within 30 days and Lessee is diligently pursuing a reasonable course of action to cure such default.

               3. The abandonment (defined herein as the leaving of the Leased Premises without paying rent, without maintaining and without the intent of returning) of the Premises by Lessee, the adjudication of Lessee as a bankrupt, the making by Lessee of a general assignment for the benefit of creditors, the taking by Lessee of the benefit of any insolvency act or law, the appointment of a permanent receiver or trustee in bankruptcy for Lessee property, or the appointment of a temporary receiver which is not vacated or set aside within sixty (60) days from the date of such appointment.


ARTICLE 17.    TERMINATION FOR DEFAULT

      In the event of any uncured default by Lessee and at any time thereafter, Lessor may serve a written notice upon Lessee that Lessor elects to terminate this Lease upon a specified date not less than thirty (30) days after the date of serving such notice of termination, and this Lease shall then terminate on the date so specified, provided, however, that Lessee shall have continuing liability for future rents for the remainder of the original term and any exercised renewal term as set forth in
Article 19, notwithstanding any earlier termination of the Lease hereunder, preserving unto Lessor the benefit of its bargained-for rental payments.


ARTICLE 18.    LESSOR'S RIGHT OF RE-ENTRY

      In the event that this Lease shall be terminated as herein provided, or by summary proceedings or otherwise, or in the event of an uncured default hereunder by Lessee, or in the event that the premises or any part thereof, shall be abandoned by Lessee, (subject to rights to cure as provided in Article 16) Lessor or its agents, servants or representatives, may immediately or at any time thereafter, re-enter and resume possession of the premises or any part thereof, and remove all persons and property therefrom, in accordance with local law either by summary dispossess proceedings or by a suitable action or proceeding at law, without being liable for any damages therefor.



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ARTICLE 19.    LESSEE'S CONTINUING LIABILITY

      (A) Should Lessor elect to re-enter as provided in this Lease or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either (i) terminate this Lease or (ii) it may from time to time, without terminating the contractual obligation of Lessee to pay Rent under this Lease, make such commercially reasonable alterations and repairs as may be necessary to relet the Leased Premises or any part thereof for such Term or Renewal Terms, at such commercially reasonable rental or rentals, and upon such other commercially reasonable terms and conditions as Lessor in its sole discretion may deem advisable.

      (B) Upon each such reletting, without termination the contractual obligation of Lessee to pay Rent under this Lease, this Lease, all rentals received by Lessor shall be applied as follows:

               1. First, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor;

               2. Second, to the payment of any costs and expenses of such reletting, including brokerage fees and reasonable attorney's fees and of costs of such alterations and repairs;

               3. Third, to the payment of rent due and unpaid hereunder;

               4. The residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. Then any residue will be used first to reimburse Lessor (or Lessee if previously paid by Lessee for costs and expenses per Article 19(B)2 above) for such costs and expenses incurred per Article 19(B)2 above until repaid, then any excess shall remain with Lessor.

      If such rentals received from such reletting during any month are less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of such Leased Premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Lessee.

       (C)     Notwithstanding   any   such   reletting   without
termination, Lessor may at any time thereafter elect to terminate this Lease for any breach.

     (D) In addition to any other remedies Lessor may have with this Article 19, Lessor may recover from Lessee all damages it may incur by reason of any breach, including the cost of recovering and reletting the Leased Premises, reasonable attorney's fees, and including the present value (discounted at a rate of 8% per annum) of the excess of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the Term over the then reasonable rental value of the Leased Premises (or the actual rents receivable by Lessor, if relet) for the remainder of the Term, all of which amounts shall be immediately due and payable from Lessee to Lessor in full. In determining the rent which would be payable by Lessee hereunder, subsequent to default, the total Rental for each year of the unexpired Term shall be equal to the average total Rental that would be payable by Lessee as set forth in Article 4 above. In the event that the rent obtained from such alternative or substitute tenant is more than the rent which Lessee is obligated to pay under this Lease, then such excess shall be paid to Lessor provided that Lessor shall credit such excess against the outstanding obligations of Lessee due pursuant hereto, if any.


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      (E) Lessor will use its reasonable efforts to attempt to mitigate damages of Lessee, but Lessor shall have absolutely no obligation to expend any moneys in the way of tenant inducements or in the refurbishment of the Leased Premises for any use other than that for which the Leased Premises were being used by Lessee. It is the object and purpose of this Article 19 that Lessor shall be kept whole and shall suffer no damage by way of non-payment of rent or by way of diminution in rent. Lessee waives and will waive all rights to trial by jury in any summary proceedings to recover possession of the Leased Premises which may hereafter be instituted by Lessor.


ARTICLE 20.    PERSONALTY, FIXTURES AND EQUIPMENT

       (A) All building fixtures, building machinery, and building equipment used in connection with the operation of the Leased Premises including, but not limited to, heating, lighting, ventilating, plumbing, walk-in refrigerators, walk-in freezers, and air conditioning systems shall be the property of Lessor. All trade fixtures and all other fixtures and articles of personal property owned by Lessee shall remain the property of Lessee.

      (B) Lessee shall furnish and pay for any and all equipment, furniture, trade fixtures, and signs, except for such items, if any, described in Article 20(A) above. Lessor agrees that it has no interest in the personal property of Lessee.

      (C) At the end of the term of this Lease, all personal property and trade fixture of Lessee may be removed from the Leased Premises by Lessee, however, removal of such fixtures may proceed only after five (5) business days prior written notice to Lessor of the time of such removal and notice of the identification of the parties performing such removal. All damage to the Leased Premises which may be caused by the removal of such property shall be promptly paid for by Lessee.


ARTICLE 21.         LIENS

     Lessee shall not do or cause anything to be done whereby the Leased Premises may be encumbered by any mechanic's or other liens. Whenever and as often as any mechanic's or other lien is filed against said Leased Premises purporting to be for labor or materials furnished or to be furnished to Lessee, within thirty
(30) days from the date of the filing of said mechanic's or other lien (or such earlier period if required by law prevent default or attachment of the lien) and delivery of notice thereof to Lessee of Lessee's obligation under this Lease, Lessee shall remove the lien of record by payment or by bonding with a surety company authorized to do business in the state in which the property is located, or other security reasonable acceptable to Lessor. Should Lessee fail to take the foregoing steps within said thirty (30) day period, then Lessor shall have the right, among other things, to pay said lien without inquiring into the validity thereof, and Lessee shall forthwith reimburse Lessor for the total expense incurred by it in discharging said lien as additional rent hereunder, subject to notice to Lessee and a 10 business day cure period.


ARTICLE 22.    NO WAIVER BY LESSOR EXCEPT IN WRITING

     No agreement to accept a surrender of the Leased Premises or termination of this Lease shall be valid unless in writing signed by Lessor. The delivery of keys to any employee of Lessor or Lessor's agents shall not operate as a termination of the Lease or a surrender of the premises. The failure of Lessor to seek redress for violation of, any rule or regulation, shall not


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prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. No payment by Lessee or receipt by Lessor of a lesser amount than the rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check nor any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy provided in this Lease. This Lease contains the entire agreement between the parties, and any executory agreement hereafter made shall be ineffective to change, modify or discharge it in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification or discharge is sought.


ARTICLE 23.    QUIET ENJOYMENT

     Lessor covenants that Lessee, upon paying the rent set forth in Article 4 and all other sums herein reserved as rent and upon the due performance of all the terms, covenants, conditions and agreements herein contained on Lessee's part to be kept and performed, shall have, hold and enjoy the Leased Premises free from molestation, eviction, or disturbance by Lessor, or by any other person or persons lawfully claiming the same, and that Lessor has good right to make this Lease for the full term granted, including renewal periods.


ARTICLE 24.    BREACH - PAYMENT OF COSTS AND ATTORNEYS' FEES

      The non-prevailing party agrees to pay and discharge all reasonable costs, attorneys' fees and expenses that shall be incurred by the prevailing party in enforcing the covenants, conditions and terms of this Lease or defending against an alleged breach.


ARTICLE 25.    ESTOPPEL CERTIFICATES

      Either party to this Lease will, at any time from time to time, upon not less than ten (10) business days prior request by the other party, execute, acknowledge and deliver to the requesting party a statement in writing, executed by an executive officer of such party, certifying (a) that this Lease is unmodified (or if modified then disclosure of such modification shall be made); (b) that this Lease is in full force and effect;
(c) that the date to which the rent and other charges have been paid; and (d) that to the knowledge of the signer of such certificate the other party is not in default in the performance of any covenant, agreement or condition contained in this Lease, or if a default does exist, specifying each such default of which the signer may have knowledge. It is intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser or mortgagee of the Leased Premises or any assignee of such mortgagee or a purchaser of the leasehold estate.


ARTICLE 26.    FINANCIAL STATEMENTS

      Lessee will, within ninety (90) days after the end of Lessee's fiscal year during the term of this Lease, furnish to the Lessor financial statements of the Lessee. The financial statements shall be certified by an officer of Lessee or if financial statements are prepared by an independent certified public accountant then such accountant's report shall be provided and such report shall be prepared in conformity with generally accepted accounting principals with auditor's opinion and footnotes included therein. The


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financial statements shall include a balance sheet, and related statement of income.


ARTICLE 27.    MORTGAGE

     Lessee does hereby agree to make reasonable modifications of this Lease requested by any Mortgagee of record from time to time provided such modifications are not material and do not increase any of the rents or modify any of the business elements of this Lease.


ARTICLE 28.    OPTION TO RENEW

      If this Lease is not previously canceled or terminated and if Lessee is not then in material default hereunder, then Lessee shall have three (3) separate individual options to renew this Lease upon the same conditions and covenants contained in this Lease for three separate individual (3) consecutive periods of five (5) years each (singularly "Renewal Term").

      The first Renewal Term would commence on the date the original Term expires and successive Renewal Terms would commence on the last day of the then expiring Renewal Term. Lessee must give 90 days written notice to Lessor of its intent to exercise this option prior to the expiration of the original Term of this Lease or any Renewal Term, as the case may be.

      The rent during the Renewal Term or Terms shall increase each Lease Year of the Renewal Term at the same rate as set forth in Article 4 above.


ARTICLE 29.    MISCELLANEOUS PROVISIONS

      (A) All written notices shall be given by certified mail or express courier. Notices to Lessor shall be addressed to the person and address given on the first page hereof. Lessor and Lessee may, from time to time, change these addresses by notifying each other of this change in writing.

      (B) The terms, conditions and covenants contained in this Lease and any riders and plans attached hereto shall bind and inure to the benefit of Lessor and Lessee and their respective successors, heirs, legal representatives, and assigns.

      (C) This Lease shall be governed by and construed under the laws of the State where the premises are situated.

      (D) In the event that any provision of this Lease shall be held invalid or unenforceable, no other provisions of this Lease shall be affected by such holding, and all of the remaining provisions of this Lease shall continue in full force and effect pursuant to the terms hereof.

       (E)    The  paragraph  captions  are  inserted  only   for
convenience and reference, and are not intended, in any way, to define, limit, describe the scope, intent, and language of this Lease or its provisions.

      (F) In the event Lessee remains in possession of the premises herein leased after the expiration of this Lease and without the execution of a new lease, it shall be deemed to be occupying said premises as a tenant from


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month-to-month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy except that the monthly installment of Rental shall be increased 25% from the amount due on the last month prior to such expiration.

      (G) If any installment of rent (whether lump sum, monthly installments, or any other monetary amounts required by this Lease to be paid by Lessee and deemed to constitute Rental hereunder) shall not be paid within 10 days when due, Lessor shall have the right to charge Lessee a late charge of $250 per month for unpaid rent for each month that any amount of rent installment remains unpaid. Said late charge shall commence after such installment is due and continue until said installment, interest and all accrued late charges are paid in full.

      (H) Any part of the Leased Premises may be conveyed by Lessor for private easement purposes at any time provided Lessee gives written consent to such private easement. In the event that the private easement affects or is related to the playground or the building on the Leased Premises, then Lessee's consent may be arbitrarily withheld in Lessee's sole and absolute discretion. If the private easement does not affect the playground or building on the Leased Premises, then Lessee's consent may not be commercially unreasonably withheld. In such event that any part of the Leased Premises are so conveyed, Lessor shall, at its own cost and expense, restore the remaining portion of the Leased Premises to the extent necessary to render it reasonably suitable for the purposes for which it was leased, all to be done without adjustments in rent to be paid by Lessee. All proceeds from any conveyance of a private easement shall belong solely to Lessor.

      (I) For the purpose of this Lease, the term "rent" shall be defined as Rental under Article 4, and any other monetary amounts required by this Lease to be paid by Lessee.


ARTICLE 30.    REMEDIES

      NON-EXCLUSIVITY. Notwithstanding anything contained herein it is the intent of the parties that the rights and remedies contained herein shall not be exclusive but rather shall be cumulative along with all of the rights and remedies of the parties which they may have at law or equity.


ARTICLE 31.    HAZARDOUS MATERIALS INDEMNITY

      Lessee covenants, represents and warrants to Lessor, its successors and assigns, (i) that it has not used or permitted and will not use or permit the Leased Premises to be used, whether directly or through contractors, agents or tenants, and to the best of Lessee's knowledge and except as disclosed to Lessor in writing, the Leased Premises has not at any time been used for the generating, transporting, treating, storage, manufacture, emission of, or disposal of any dangerous, toxic or hazardous pollutants, chemicals, wastes or substances as defined in the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA"), the Federal Resource Conservation and Recovery Act of 1976 ("RCRA"), or any other federal, state or local environmental laws, statutes, regulations, requirements and ordinances ("Hazardous Materials");
(ii) that there have been no investigations or reports involving Lessee, or the Leased Premises by any governmental authority which in any way pertain to Hazardous Materials (iii) that the operation of the Leased Premises has not violated and is not currently violating any federal, state or local law, regulation, ordinance or requirement governing Hazardous Materials; (iv) that the Leased Premises is not listed in the United States Environmental Protection Agency's National Priorities List of Hazardous



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Waste Sites nor any other list, schedule, log, inventory or record of Hazardous Materials or hazardous waste sites, whether maintained by the United States Government or any state or local agency; and (v) that the Leased Premises will not contain any formaldehyde, urea or asbestos, except as may have been disclosed in writing to Lessor by Lessee at the time of execution and delivery of this Lease. Lessee agrees to indemnify and reimburse Lessor, its successors and assigns, for:

      (a) any breach of these representations and warranties, and

      (b) any loss, damage, expense or cost arising out of or incurred by Lessor which is the result of a breach of, misstatement of or misrepresentation of the above covenants, representations and warranties, and

      (c) any and all liability of any kind whatsoever which Lessor may, for any cause and at any time, sustain or incur by reason of Hazardous Materials, released or placed on the Leased Premises during the term of the Lease, together with all reasonable attorneys' fees, costs and disbursements incurred in connection with the defense of any action against Lessor arising out of the above. These covenants, representations and warranties shall be deemed continuing covenants, representations and warranties for the benefit of Lessor, and any successors and assigns of Lessor and shall survive expiration or sooner termination of this Lease. The amount of all such indemnified loss, damage, expense or cost, shall bear interest thereon at the rate of interest equal to the rate changed on overdue payment in Section 4(E) and shall become immediately due and payable in full on demand of Lessor, its successors and assigns.


ARTICLE 32.    ESCROWS

      If Lessee has defaulted in payment of any taxes, or if Lessee shall be in default under any of the items of this Lease, or if Lessor's Mortgagee shall require Lessor to escrow the amount of real estate taxes or assessments on a monthly basis, then in either event, at Lessor's option, Lessee shall deposit with Lessor on the first day of each and every month thereafter, an amount equal to one-twelfth (1/12th) of the estimated annual real estate taxes, assessments ("Charges") due on the Leased Premises. From time to time out of such deposits Lessor will, upon the presentation to Lessor by Lessee of the bills therefor, pay the Charges or will upon presentation of receipted bills therefor, reimburse Lessee for such payments made by Lessee. In the event the deposits on hand shall not be sufficient to pay all of the estimated Charges when the same shall become due from time to time or the prior payments shall be less than the currently estimated monthly amounts, then Lessee shall pay to Lessor on demand any amount necessary to make up the deficiency. The excess of any such deposits shall be credited to subsequent payments to be made for such items. If a default or an event of default shall occur under the terms of this Lease, Lessor may, at its option, without being required so to do, apply any Deposit on hand to cure the default, in such order and manner as Lessor may elect.


ARTICLE 33.    NET LEASE

     Notwithstanding anything contained herein to the contrary it is the intent of the parties hereto that this Lease shall be a net lease and that the rent defined pursuant to Paragraph 4 should be a net rent paid to Lessor. Any and all other expenses including but not limited to, maintenance, repair, insurance, taxes, and assessments, shall be paid by Lessee.



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ARTICLE 34.    RIGHT TO SUBSTITUTION

      If Lessee determines that it is economically unfeasible to continue operations in or at the Leased Premises, Lessee may exchange the Leased Premises for another of like kind, value, size and demographic location acceptable to Lessor. If Lessor elects to accept a replacement property in exchange for the Leased Premises owned by Lessor, Lessee shall provide a replacement property of comparable size, cost, location and ownership interest in a Section 1031 "like-kind" exchange and shall lease the replacement Premises from Lessor on identical terms as contained in the lease for the original Leased Premises. All costs associated with making such exchange, including the provision of surveys, title, environmental and all other documentation normally required or obtained by Lessor, shall be paid by Lessee.





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      IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.

LESSEE:                          CHILDREN'S WORLD LEARNING
                                 CENTERS, INC.
                                 a Delaware corporation
                                 Attest:

                                 By: __________________________

                                 Its:  __________________________


STATE OF       )
               )SS.
COUNTY OF      )

      The  foregoing instrument was acknowledged before  me  this
______       day       of      ____________,       1999,       by
_________________________________________,                    the
_________________________________________________________________
_
of Children's World Learning Centers, Inc., a Delaware corporation, on behalf of said corporation.

Notary Public  _____________________________________


LESSOR:

                                 Attest:
                                 By: AEI Fund Management, Inc.


                                 By: __________________________
                                     Robert  P. Johnson, President


STATE OF MINNESOTA   )
                             )SS.
COUNTY OF RAMSEY     )

      The foregoing instrument was acknowledged before me the day of ____________, 1999, by Robert P. Johnson, the President of
AEI Fund Management, Inc., a Minnesota corporation.


Notary Public  _____________________________________




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                            EXHIBIT A
                               TO
                         LEASE AGREEMENT



Legal Description to be attached.




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Children's World Purchase Agreement
5/20/99

                            EXHIBIT B
                               TO
                         LEASE AGREEMENT


      Attached  to  and forming a part of LEASE between  AEI  and
ARAMARK   EDUCATIONAL  RESOURCES,  INC.   DBA  Children's   World
Learning Centers, dated ___________________________ , 1999:


SCHEDULE OF RENT PAYMENTS

SILVERLAKE

     If the Effective Date of the Lease Agreement

     OCCURS BY:       BUT OCCURS NO LATER THAN:       MONTHLY RENT
                                                       SHALL BE:

     04/30/99                 05/27/99                  $6,928.50
     05/28/99                 07/01/99                  $6,913.00
     07/02/99                 07/30/99                  $6,897.50

WETHERINGTON

     If the Effective Date of the Lease Agreement

     OCCURS BY:       BUT OCCURS NO LATER THAN:       MONTHLY RENT
                                                       SHALL BE:

     04/30/99                05/27/99                  $7,742.25
     05/28/99                07/01/99                  $7,726.75
     07/02/99                07/30/99                  $7,711.25

LEDGEVIEW

     If the Effective Date of the Lease Agreement

     OCCURS BY:       BUT OCCURS NO LATER THAN:       MONTHLY RENT
                                                       SHALL BE:

     04/30/99                05/27/99                 $8,780.75
     05/28/99                07/01/99                 $8,757.50
     07/02/99                07/30/99                 $8,742.00

GRANT RANCH

     If the Effective Date of the Lease Agreement

     OCCURS BY:       BUT OCCURS NO LATER THAN:      MONTHLY RENT
                                                      SHALL BE:

     04/30/99                05/27/99                $11,090.25
     05/28/99                07/01/99                $11,074.75
     07/02/99                07/30/99                $11,051.50




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MEQUON

     If the Effective Date of the Lease Agreement

     OCCURS BY:       BUT OCCURS NO LATER THAN:       MONTHLY RENT
                                                       SHALL BE:

     04/30/99                05/27/99                 $8,932.60
     05/28/99                07/01/99                 $8,917.10
     07/02/99                07/30/99                 $8,901.60

TRELLIS LANE

     If the Effective Date of the Lease Agreement

     OCCURS BY:       BUT OCCURS NO LATER THAN:       MONTHLY RENT
                                                       SHALL BE:

     04/30/99                05/27/99                 $7,463.25
     05/28/99                07/01/99                 $7,455.50
     07/02/99                07/30/99                 $7,440.00

COPPERFIELD

     If the Effective Date of the Lease Agreement

     OCCURS BY:       BUT OCCURS NO LATER THAN:       MONTHLY RENT
                                                       SHALL BE:

     04/30/99                05/27/99                 $6,564.25
     05/28/99                07/01/99                 $6,548.75
     07/02/99                07/30/99                 $6,533.25




Lessee /s/ JR    Lessor /s/ RPJ
Children's World Purchase Agreement
5/20/99


                            EXHIBIT C
                               TO
                         LEASE AGREEMENT


Attached    to   and   forming   a   part   of   Lease    between
______________________________ and ARAMARK EDUCATIONAL RESOURCES,
INC.,  a  Delaware corporation, d/b/a Children's  World  Learning
Centers, dated ________________________, 1999.


MEMORANDUM OF LEASE


THIS   MEMORANDUM  OF  LEASE  is  dated  this  ________  day   of
_______________,        1999,        by        and        between
______________________________,   a   _____________   corporation
("Landlord"),        whose       mailing        address        is
______________________________
____________________ and ARAMARK EDUCATIONAL RESOURCES, INC., a Delaware corporation, d/b/a Children's World Learning Centers ("CWLC"), whose mailing address is 573 Park Point Drive, Golden, Colorado, 80401.

Landlord  has  granted, demised and leased the real property  and
improvements  described  below  ("Premises")  to  CWLC   on   the
following terms and conditions:

1.   DATE OF LEASE:      ______________________________, 1999

2.   DESCRIPTION OF PREMISES:

     INSERT LEGAL DESCRIPTION

     also known as _____________, ______________________

3.   COMMENCEMENT DATE:  _______________________________, 1999

4.   TERM:          Fifteen (15) years

5.   RENEWAL TERMS: Three 5-year options

6.   PURCHASE OPTION:    N/A

7. Entry of a court order terminating Lessee's right of possession shall be sufficient evidence of the termination of any rights established by such Memorandum of Lease.

The purpose of this Memorandum of Lease is to give notice of the Lease and of the rights created thereby, all of which are hereby confirmed.

LANDLORD:
__________________________________________

By:
__________________________________________

Name:
__________________________________________

Title:
__________________________________________

Date:
__________________________________________





Lessee /s/ JR    Lessor /s/ RPJ
Children's World Purchase Agreement
5/20/99